Exhibit 99.1

FOR IMMEDIATE RELEASE
July 19, 2021

Novanta announces agreement to acquire ATI

BEDFORD, Massachusetts, July 19, 2021 -- Novanta Inc. (Nasdaq: NOVT) (the "Company"), a trusted technology partner to medical and advanced technology equipment manufacturers, announced today that it has reached an agreement to acquire privately held ATI Industrial Automation ("ATI") for $172 million upfront in cash and additional contingent cash payments associated with 2021 financial performance. In addition, to further incentivize future financial performance, the Company will also grant performance stock units. The transaction is expected to close in the third quarter of 2021.

ATI is a leading supplier of intelligent end-of-arm technology solutions to original equipment manufacturers ("OEMs") for advanced industrial and surgical robots. ATI develops, manufactures, and sells products such as robotic changing systems, force/torque sensors, and collision sensors for industrial, collaborative, and medical robotic applications. These products enable OEMs and end-users to increase safety, versatility, and productivity of their robotic systems. Founded in 1989, the business has over 350 employees and is headquartered outside Raleigh, North Carolina.

"ATI is a fantastic business with proprietary intellectual property in attractive and growing markets. The business adds intelligent technology solutions and expands Novanta’s position in mission critical robotic applications, such as electric vehicle production, medical robotics, and collaborative robotics,” said Matthijs Glastra, CEO and Chairman of Novanta. "In addition, the transaction creates a nearly $250 million Precision Motion Segment with significant engineering competency to further accelerate our growth.”

"We are excited to join Novanta at this stage of our development. We expect the combination of competencies and cultures to create better opportunities for our customers and employees," said Bob Little, Chief Executive Officer of ATI. "We feel confident our shared values, our passion for innovation, and our deep application knowledge will create stronger partnerships with our customers to help us accelerate our strategic goals.”

The transaction is subject to customary closing conditions, including regulatory approvals, and will be financed using available cash and the Company’s revolving credit facility. The acquisition is expected to be accretive to Novanta's free cash flow and non-GAAP earnings per share on a full year basis. ATI’s expected 2021 revenue will be greater than $70 million on a full year basis. ATI's actual revenue and profit contribution to Novanta's 2021 financial results will depend on the ultimate date of the closing of the transaction, among other factors.

Conference Call Information

The Company will host a conference call on Monday, July 19, 2021 at 11:00 a.m. ET to discuss the transaction. Matthijs Glastra, Chief Executive Officer, and Robert Buckley, Chief Financial Officer, will host the conference call.  To access the call, please dial (888) 346-3959 prior to the scheduled conference call time. Alternatively, the conference call can be accessed online via a live webcast on the Events & Presentations page of the Investors section of the Company’s website at www.novanta.com.

A replay of the audio webcast will be available approximately three hours after the conclusion of the call in the Investor Relations section of the Company’s website at www.novanta.com. The replay will remain available until Monday, October 6, 2021.

Safe Harbor and Forward-Looking Information

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding the anticipated ATI acquisition, including that the acquisition is expected to close in the third quarter of 2021; sources of funding for the ATI acquisition; benefits of the ATI acquisition; our expectation that ATI expands Novanta’s position in industrial and surgical robotics, adds intelligent subsystem content and increases our exposure to the electric vehicle, medical robotics, and collaborative robotics markets; our expectation that the ATI acquisition increases the scale of our Precision Motion segment and will create stronger partnerships with our customers to help us accelerate our strategic goals with an ability to cross sell to our mutual customers; ATI’s expected 2021 revenues; our expectation that the ATI acquisition will be accretive to our free cash flows and non-GAAP earnings per share; and other statements that are not historical facts.

These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our ability to make and integrate acquisitions and realize expected benefits and synergies; economic and political conditions and the effects of these conditions on our customers’ businesses and level of business activities; risks associated with the COVID-19 pandemic and other events outside our control; our significant dependence upon our customers’ capital expenditures, which are subject to cyclical market fluctuations; our dependence upon our ability to respond to fluctuations in product demand; our ability to continually innovate and successfully commercialize our innovations; failure to introduce new products in a timely manner; customer order timing and other similar factors beyond our control; disruptions or breaches in security of our information technology systems; our failure to comply with data privacy regulations; changes in interest rates, credit ratings or foreign currency exchange rates; risks associated with our operations in foreign countries; our increased use of outsourcing in foreign countries; risks associated with increased outsourcing of components manufacturing; our exposure to increased tariffs, trade restrictions or taxes on our products; negative effects on global economic conditions, financial markets and our business as a result of the United Kingdom’s withdrawal from the European Union; violations of our intellectual property rights and our ability to protect our intellectual property against infringement by third parties; risk of losing our competitive advantage; our ability to attract and retain key personnel; our restructuring and realignment activities and disruptions to our operations as a result of consolidation of our operations; product defects or problems integrating our products with other vendors’ products; disruptions in the supply of certain key components or other goods from our suppliers; our failure to accurately forecast component and raw material requirements leading to excess inventories or delays in the delivery of our products; production difficulties and product delivery delays or disruptions; our exposure to medical device regulations, which may impede or hinder the approval or sale of our products and, in some cases, may ultimately result in an inability to obtain approval of certain products or may result in the recall or seizure of previously approved products; potential penalties for violating foreign, U.S. federal, and state healthcare laws and regulations; impact of healthcare industry cost containment and healthcare reform measures; changes in governmental regulations affecting our business or products; our compliance, or failure to comply, with environmental regulations; our failure to implement new information technology systems and software successfully; our failure to realize the full value of our intangible assets; our exposure to the credit risk of some of our customers and in weakened markets; our reliance on third party distribution channels; being subject to U.S. federal income taxation even though we are a non-U.S. corporation; changes in tax laws, and fluctuations in our effective tax rates; any need for additional capital to adequately respond to business challenges or opportunities and repay or refinance our existing indebtedness, which may not be available on acceptable terms or at all; our existing indebtedness limiting our ability to engage in certain activities; volatility in the market price for our common shares; and our failure to maintain appropriate internal controls in the future.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as updated by our Quarterly Report on Form 10-Q for the quarter ended April 2 2021 and our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

About Novanta

Novanta is a leading global supplier of core technology solutions that give medical and advanced industrial original equipment manufacturers (“OEMs”) a competitive advantage. We combine deep proprietary technology expertise and competencies in photonics, vision and precision motion with a proven ability to solve complex technical challenges. This enables Novanta to engineer core components and sub-systems that deliver extreme precision and performance, tailored to our customers’ demanding applications. The driving force behind our growth is the team of innovative professionals who share a commitment to innovation and customer success. Novanta’s common shares are quoted on Nasdaq under the ticker symbol “NOVT”.

More information about Novanta is available on the Company’s website at www.novanta.com.  For additional information, please contact Novanta Inc. Investor Relations at (781) 266-5137 or InvestorRelations@novanta.com.

Novanta Inc.

Investor Relations Contact:

Ray Nash

(781) 266-5137

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